UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):
November 3, 2011

TRUMP ENTERTAINMENT RESORTS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-13794	13-3818402
(Commission File Number)	(IRS Employer Identification No.)

1000 Boardwalk at Virginia Avenue
Atlantic City, New Jersey	08401
(Address of Principal Executive Offices)	(Zip Code)

609-449-5534
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

At the 2011 Annual Meeting of Stockholders (the “Annual Meeting”) of Trump Entertainment Resorts, Inc. (the “Company”) held on November 3, 2011, the Company’s stockholders approved the adoption of the Trump Entertainment Resorts, Inc. 2011 Equity Incentive Plan (the “2011 Equity Incentive Plan”).  As a result of such approval, the 2011 Equity Incentive Plan became effective on November 3, 2011.  The following is a brief summary of the principal terms of the 2011 Equity Incentive Plan and is qualified in its entirety by reference thereto.  Capitalized terms used in this summary and not otherwise defined herein are as defined in the 2011 Equity Incentive Plan.  A complete copy of the 2011 Equity Incentive Plan, as adopted, was included in the Proxy Statement for the Annual Meeting, which was filed with the Securities and Exchange Commission on  October 14, 2011.

The purpose of the 2011 Equity Incentive Plan is to provide the Company’s officers, directors, employees, prospective employees, consultants and prospective consultants and those of its subsidiaries and affiliates with the incentive to enhance the long-term performance of the Company, its subsidiaries and affiliates by acquiring a proprietary interest in the Company.

The 2011 Equity Incentive Plan will provide flexibility to the Board to grant discretionary equity awards from time to time, in several different forms, to employees, directors and certain other individuals performing services for the Company, its subsidiaries and affiliates. In addition, as discussed below, on November 3, 2011, the effective date of the 2011 Equity Incentive Plan, each non-employee director of the Company (other than those non-employee directors who are officers or employees of Avenue Capital Group (“Avenue Capital”)) received an automatic grant of 5,000 restricted stock units under the 2011 Equity Incentive Plan.  Three eligible non-employee directors (Eugene Davis, Jeffrey Gilbert and Stephen McCall) received such grants on November 3, 2011.

Administration

The 2011 Equity Incentive Plan will be administered by the Company’s Board of Directors (the “Board”) or, if the Board determines, by a committee consisting of two or more directors of the Company. If at any time the Company is required to register its securities under Section 12 of the Exchange Act, each member of the Committee will be an “outside director” as defined in Section 162(m) of the Code and a “non-employee director” as defined in Rule 16b-3 under the Exchange Act. For purposes of the 2011 Equity Incentive Plan, the term “Committee” is used to refer to the Board until such time as a Committee is appointed.

The Committee will have full authority to administer and interpret the 2011 Equity Incentive Plan, including determining the persons who will receive awards, the number of shares to be covered by each award and the terms and conditions of such awards.

Shares Available for Issuance

Subject to certain adjustments described below, the maximum number of shares of the Company’s common stock that will be available for issuance under the 2011 Equity Incentive Plan will be 500,000 shares.

If shares that would be issued or transferred pursuant to any awards are not issued or transferred or cease to be issuable or transferable for any reason, or if shares subject to any award are forfeited, cancelled or otherwise terminate, the number of shares subject to such award will become available for issuance under the 2011 Equity Incentive Plan.

In addition, the number of shares of stock for which awards may be made under the 2011 Equity Incentive Plan will be adjusted proportionately by the Committee, if the Committee determines, for increases or decreases in the number of issued shares resulting from various corporate actions. Such adjustment shall, to the extent applicable, be in accordance with Sections 409A and 424 of the Code so as not to cause a modification or deemed new grant of the award.

The 2011 Equity Incentive Plan contains limits on the number of shares available for issuance with respect to certain specified types of awards. No more than 50,000 stock options or stock appreciation rights may be granted to any one grantee in any single year.

Amendment and Termination

The Board is authorized to suspend, discontinue, terminate, revise or amend the 2011 Equity Incentive Plan or, to the extent provided in an award agreement, any award agreement in any respect; provided, however, that no such amendment, suspension or termination may adversely affect any affected grantee of an outstanding award without such grantee’s consent. In addition, if stockholder approval of the amendment is required by law or regulation, or to the extent determined by the Board, such action shall be subject to stockholder approval.

Effective Date and Term

The 2011 Equity Incentive Plan became effective on November 3, 2011, the date on which it was approved by the Company’s stockholders, and will automatically terminate ten years after its effective date, unless it is earlier terminated by the Board.

Awards

The types of awards which the Committee has authority to grant are stock options, stock appreciation rights, restricted stock, restricted stock units, and other similar stock-based awards. In addition, on the effective date of the 2011 Equity Incentive Plan, each non-employee director of the Company (other than those non-employee directors who are officers or employees of Avenue Capital) received an automatic grant of 5,000 restricted stock units. It is anticipated that each year the Board will consider additional discretionary grants to the Company’s eligible non-employee directors. The restricted stock unit awards granted to three non-employee directors upon approval of the 2011 Equity Incentive Plan were fully vested on the grant date but the shares underlying these awards will not be delivered until the recipient no longer serves on the Board.

All awards under the 2011 Equity Incentive Plan will be evidenced and subject to a written agreement (“Award Agreement”) between the grantee and the Company.

Stock Options. The 2011 Equity Incentive Plan provides for the grant of stock options to purchase shares of the Company’s common stock. The 2011 Equity Incentive Plan provides for both the grant of “incentive stock options” pursuant to Section 422 of the Code, or “nonstatutory stock options,” which are stock options that do not so qualify. The per share exercise price for each stock option may not be less than 100% of the fair market value of our common stock on the date the stock option is granted or, in the case of an incentive stock option granted to a grantee who owns more than 10% of the total combined voting power of all classes of shares of the Company, 110% of the fair market value.

A stock option becomes exercisable at such time or times and/or upon the occurrence of such event or events as the Committee may determine at the time of grant, not inconsistent with the terms of the 2011 Equity Incentive Plan, and shall be subject to such restrictions (which may include restrictions on the right to transfer or encumber the stock options) and risks of forfeiture (which may, in the discretion of the Committee, include termination of employment or service or achievement of pre-established performance objectives, or a combination of the above) as the Committee may impose. No stock option may be exercised after the expiration of ten years from the date of grant. A stock option to the extent exercisable at any time may be exercised in whole or in part.

Unless the Committee, in its discretion, otherwise determines, if a grantee’s service or employment with the Company, its subsidiaries or affiliates, as applicable, ceases for any reason other than for cause (as defined in either the grantee’s employment agreement, if the grantee has one, or the Award Agreement) or due to the grantee’s death or disability, the grantee may at any time prior to the earlier of the expiration of the term of the stock options or 3 months following the cessation of the grantee’s service or employment exercise any unexercised stock option (but only to the extent exercisable immediately prior to the cessation of the grantee’s employment or service). If the grantee’s service or employment with the Company ceases on account of the grantee’s death or disability, the grantee or the representative of the grantee’s estate or heirs, may at any time prior to the earlier of the expiration of the term of the stock option or one year following the grantee’s death or disability exercise any unexercised stock option (but only to the extent exercisable immediately prior to the grantee’s death or disability). If a grantee’s service or employment ceases on account of cause, the grantee will no longer have the right to exercise the stock options immediately upon such cessation of service or employment.

The option price for each stock option is payable in full in cash or by cashier’s check payable to the order of the Company at the time of exercise; however, in lieu of cash or cashier’s check the holder of an option may, if permitted by the Committee in its sole discretion, pay the option price in whole or in part by delivering to us, or by us withholding from the award, shares of our common stock having a fair market value on the date of exercise of the stock option equal to the option price for the shares being purchased, or such other method that the Committee, in its sole discretion, permits from time to time.

Unless and except to the extent otherwise determined by the Committee, no stock option granted under the 2011 Equity Incentive Plan is transferable other than by will or by the laws of descent and distribution.

Stock Appreciation Rights. Stock appreciation rights entitle the grantee to receive payment in shares of our common stock (and/or, if determined by the Committee at the time of grant and set forth in an Award Agreement, cash) equal to the excess of the fair market value of a share of common stock on the date the stock appreciation right is granted over the exercise price of the stock appreciation right. The exercise price for each stock appreciation right will not be less than the fair market value of a share of common stock on the date of grant.

Unless the Committee determines otherwise, post-termination of employment and service provisions applicable to stock options also apply to stock appreciation rights.

A stock appreciation right becomes exercisable at such time or times and/or upon the occurrence of such event or events as the Committee may determine at the time of grant, not inconsistent with the terms of the 2011 Equity Incentive Plan, and shall be subject to such restrictions (which may include restrictions on the right to transfer or encumber the stock appreciation rights) and risks of forfeiture (which may, in the discretion of the Committee, include termination of employment or service or achievement of pre-established performance objective, or a combination of the above) as the Committee may impose.

Restricted Stock. Awards of restricted stock will be subject to such restrictions (which may include restrictions on the right to transfer or encumber the shares while subject to restriction) and risks of forfeiture (which may, in the discretion of the Committee, include termination of employment or service or achievement of pre-established performance objectives, or a combination of the above) as the Committee may impose. Unless otherwise determined by the Committee, restricted stock is forfeited upon termination of employment or service prior to vesting, except for termination for cause, in which case any awards of restricted stock, even if vested, that are not yet distributed will be forfeited.

Following the grant of a restricted stock award and prior to the satisfaction, expiration or lapse of all of the restrictions and conditions imposed upon the restricted stock, the stock certificates shall be held by us in escrow. The grantee, however, shall have the right to vote the shares and shall have all the other rights and privileges of a beneficial and record owner, including the right to receive dividends, distributions and adjustments (unless otherwise provided by the Committee in an Award Agreement), however, any such distributions will be retained by us until any restrictions and conditions have been satisfied, expired or lapsed.

Restricted Stock Units. Restricted stock units awarded by the Committee will be subject to such restrictions (which may include restrictions on the right to transfer or encumber the restricted stock units or shares acquired pursuant to the restricted stock units) and risks of forfeiture (which may, in the discretion of the Committee, include termination of employment or service or achievement of pre-established performance objectives, or a combination of the above) as the Committee may impose.

As with restricted stock awards, unless otherwise determined by the Committee, restricted stock units are forfeited upon termination of employment or service prior to vesting, except for termination for cause, in which case any awards of restricted stock units, even if vested, that are not yet distributed will be forfeited.

Dividend Equivalent Rights. Dividend equivalent rights may be granted in connection with any other award under the 2011 Equity Incentive Plan. The dividend equivalent rights will be subject to such restrictions (which may include restrictions on the right to transfer) and risks of forfeiture (which may, in the discretion of the Committee, include termination of employment or service or achievement of pre-established performance objectives, or a combination of the above) as the Committee may impose.

Other Stock-Based Awards. The Committee is authorized to grant other types of stock-based awards, in such amounts and subject to such terms and conditions, as the Committee, in its discretion, determines and that are not otherwise inconsistent with the terms of the 2011 Equity Incentive Plan. The other stock-based awards will be subject to such restrictions (which may include restrictions on the right to transfer) and risks of forfeiture (which may, in the discretion of the Committee, include termination of employment or service or achievement of pre-established performance objectives, or a combination of the above) as the Committee may impose.

Additional Rights on Change in Control. The 2011 Equity Incentive Plan provides for certain additional rights upon the occurrence of a “change in control,” as defined in the 2011 Equity Incentive Plan. For purposes of the 2011 Equity Incentive Plan, “change in control” is defined as “(i) the acquisition, by any person, entity or group, within the meaning of Regulation Section 1.409A-3(i)(5)(v)(B), (excluding, for this purpose, any acquisition by one or more of the Excluded Entities (defined below)) of ownership of fifty percent (50%) or more of either the then outstanding shares of common stock or the combined voting power of the Company’s then outstanding voting securities entitled to vote generally in the election of directors; (ii) during any period of twelve (12) consecutive months (not including any period prior to the Effective Date), individuals who at the beginning of such period constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to the Effective Date whose election, or nomination for election, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the directors of the Company, as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) shall be, for purposes of the Plan, considered as though such person were a member of the Incumbent Board; or (iii) the occurrence of any other event which the Incumbent Board in its sole discretion determines constitutes a Change in Control. Notwithstanding the foregoing, an event shall not constitute a Change in Control unless it would be a change in control within the meaning of Section 409A and provided the occurrence of the event is objectively determinable and does not require the exercise of judgment or discretion.”

For purposes of the foregoing, “excluded entities” means (i) the Company, its subsidiaries and affiliates or any employee benefit plan of the foregoing, (ii) Avenue Capital (together with its affiliates) or (iii) each of the individual and entities holding (alone or together with their affiliates) over 10% of the common stock of the Company on the effective date.

Unless otherwise determined by the Committee and specified in an Award Agreement, upon the occurrence of a change in control which occurs while a grantee is still employed by, or in the service with, us, all of the grantee’s unvested awards will immediately become vested.

The provisions of the 2011 Equity Incentive Plan providing for the acceleration of the exercise date of stock options and stock appreciation rights and the lapse of restrictions applicable to restricted stock, restricted stock units, and other stock-based awards in certain circumstances following the occurrence of a change in control, may be considered as having an anti-takeover effect.

ITEM 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The Company’s Annual Meeting was held on November 3, 2011. A total of 8,770,466 shares of common stock were voted at the Annual Meeting in person or by proxy, representing 81.86 percent of the shares entitled to be voted. The following are the final voting results on proposals considered and voted upon at the Annual Meeting, all of which were described in the Company’s 2011 Proxy Statement.

1.  Election of Class I Directors.  The 2 nominees listed below were elected to serve on the Board as Class I Directors until the 2014 Annual Stockholders’ Meeting or until their respective successors have been duly elected and qualified.

Director	For	Withheld
Robert F. Griffin	8,758,253	12,213
Eugene I. Davis	8,761,314	9,152

Mr. Griffin and Mr. Davis were both re-elected for three year terms.

2.  Approval of 2011 Equity Incentive Plan.

For	8,720,463
Against	49,921
Abstentions	82
Broker Non-Votes	0

The 2011 Equity Incentive Plan was approved.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

The information contained in this Current Report on Form 8-K, including any exhibits being furnished as part of this report, as well as other statements made by the Company, may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, that reflect, when made, the Registrant’s current views with respect to current events and financial performance. The words “possible,” “propose,” “might,” “could,” “would,” “projects,” “plan,” “forecasts,” “anticipates,” “expect,” “intend,” “believe,” “seek,” or “may,” and the negative of these terms and other comparable terminology, are intended to identify forward-looking statements, but are not the exclusive means of identifying them. These forward-looking statements may include statements other than historical information or statements of current condition, which represent only the Registrant’s belief regarding future events, many of which, by their nature, are inherently uncertain and outside of the Registrant’s control.  Forward-looking statements are subject to a number of risks, contingencies and uncertainties, some of which our management has not yet identified.  Forward-looking statements are not guarantees of future performance; subsequent developments may cause forward-looking statements to become outdated; and actual results, developments and business decisions may differ materially from those contemplated by such forward-looking statements as a result of various factors, certain (but not all) of which are discussed in the risk factors included in the Registrant’s reports filed with the SEC including, but not limited to, their Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q.  The Registrant disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events and/or otherwise.  Similarly, these and other factors can affect the value of the Company’s common stock and/or other equity securities.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  November 9, 2011

TRUMP ENTERTAINMENT RESORTS, INC.

By:	/s/ David R. Hughes
David R. Hughes
Chief Financial Officer